UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0525

Seligman Income and Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman Income and Growth Fund, Inc.

Annual Report December 31, 2005

Seeking Total Return Through a Combination of Capital Appreciation and Income, Consistent With a Prudent Allocation Between Equity and Fixed Income Securities

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Seligman 142 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 142 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

Your annual shareholder report for Seligman Income and Growth Fund, Inc. follows this letter. The report contains an interview with your Portfolio Managers, investment results, a portfolio of investments, and audited financial statements.

For the year ended December 31, 2005, the Fund delivered a total return of 1.07% based on the net asset value of Class A shares. During the same period, the Lipper Income Funds Average posted a total return of 3.39%, the broader equity market, as measured by the S&P 500 Index, returned 4.90%, and the broader bond market, as measured by the Lehman Brothers Government/Credit Index, returned 2.37%.

Thank you for your continued support of Seligman Income and Growth Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President February 23, 2006

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.	(800) 221-2450	Shareholder Services
Incorporated	100 Park Avenue	(800) 445-1777	Retirement Plan
100 Park Avenue	New York, NY 10017		Services
New York, NY 10017		(212) 682-7600	Outside the United
	General Counsel		States
General Distributor	Sullivan & Cromwell LLP	(800) 622-4597	24-Hour Automated
Seligman Advisors, Inc.			Telephone Access
100 Park Avenue	Independent Registered		Service
New York, NY 10017	Public Accounting Firm
Deloitte & Touche LLP

Interview With Your Portfolio Managers

John B. Cunningham, Christopher J. Mahony, and J. Eric Misenheimer

Q:	How did Seligman Income and Growth Fund perform during the year ended December 31, 2005?

A:

For the year ended December 31, 2005, Seligman Income and Growth Fund posted a total return of 1.07% based on the net asset value of Class A shares. During the same period, the Fund’s peers, as measured by the Lipper Income Funds Average, posted a total return of 3.39%. The Lehman Brothers Government/Credit Index posted a total return of 2.37%, and the S&P 500 Index returned 4.90% for the same period.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:

The year 2005 delivered strong US economic resiliency yet disappointing stock market performance. Some of the notable developments that influenced the economy and the markets last year included sharply higher commodity prices, continued federal funds rate increases, and several natural disasters. Energy prices hit record levels during the year, driven by increasing demand from emerging economies as well as supply reductions from three significant hurricanes that hit the Gulf Coast region. The Federal Reserve Board continued its policy of “measured pace” tightening, raising the federal funds rate in eight consecutive 0.25% increments in 2005. Despite higher short-term rates, long-term rates were little changed (as measured by the 10-year Treasury), which resulted in a flatter US Treasury yield curve. Despite higher energy prices and short-term interest rates, consumers remained resilient. Many corporations strengthened their financial standing, though there were some notable exceptions.

The major rating agencies downgraded General Motors’ and Ford’s debt to junk status, while two auto suppliers, Collins & Aikman and Delphi, declared bankruptcy. Bankruptcies also plagued the Airline sector, with Delta and Northwest both filing for Chapter 11. Outside of the US, hostilities continued in Iraq, and terrorist activities remained a concern.

The US economy took most of these developments in stride. Despite high commodity prices, core inflation remained low. Corporate profits increased at a double-digit pace. GDP growth also continued its strong trends. Merger and acquisition activity accelerated as companies put their large cash balances to work. We expect this trend to continue in 2006. Overall, 2005 was a year in which we saw an encouragingly favorable economic backdrop, but in which the major US equity indices delivered unimpressive returns. The Dow Jones Industrial Average ended the year lower, while the S&P 500 and the NASDAQ posted slight gains.

Q:	What investment techniques and/or strategies materially affected the Fund’s performance for the period?

A:

The Fund’s underperformance for the year, relative to the S&P 500 Index and the Lehman Brothers Government/Credit Index, resulted from a combination of stock selection and sector allocation. From a sector perspective, the Fund was underweight versus the S&P 500 in Energy, which was the top-performing sector in the benchmark. We did not anticipate continued strength in this sector and our relative underweight in Energy penalized performance.

From a stock selection standpoint, adverse stock selection in Health Care and Industri-

Interview With Your Portfolio Managers

John B. Cunningham, Christopher J. Mahony, and J. Eric Misenheimer

als proved detrimental to the Fund’s performance for the period. Within Health Care, the Fund maintained a sizable weighting in pharmaceutical stocks, which, in general, underperformed sharply in 2005. Further, within Health Care, the Fund’s smaller biotech holdings hurt performance as larger biotech companies outperformed smaller biotech companies for the period. Within Industrials, the Fund’s stock selection hurt performance, in particular due to a large industrial conglomerate in which the Fund maintained a considerable position.

The Fund’s exposure to the Telecommunications Services and Consumer Staples sectors contributed positively to performance for the period. Consolidation activity along with increased competition and technological change within Telecommunications made the sector a generally difficult area for investors in 2005, and the sector delivered negative returns for the benchmark. Our strategy focused on areas within Telecomm outside of the benchmark — in particular the cell phone tower space. This strategy proved successful as stock selection within the sector had the largest positive relative contribution to Fund performance for the year and caused the sector, which was one of the worst performing for the benchmark, to be one of the top-performing sectors for the Fund.

The Fund’s exposure to, and stock selection within, Consumer Staples further aided performance. The Fund’s single largest individual contributor to performance in 2005 was a large consumer staples company that posted exceptional gains for the period, and in which the Fund maintained a significant weighting.

The fixed income portion of the Fund was positioned with a shorter duration entering 2005, in anticipation that longer-term rates would move up as the Fed increased short-term rates. The yield curve, however, continued to flatten, with longer-term rates rallying as short-term rates increased, and the portfolio’s short duration negatively impacted Fund performance in the first quarter of the year. We moved to a more neutral duration and maintained the position for the remainder of the year, a defensive move that proved beneficial to Fund performance as the year progressed and the yield curve flattened further.

From a sector standpoint, the fixed-income component of the portfolio was largely weighted in corporate bonds. The downgrades of General Motors’ and Ford’s debt, neither in which the Fund was invested, resulted in increased volatility in the corporate sector. The debt of both companies was first downgraded by Moody’s, but remained in the Lehman Index and resulted in widening spreads until downgraded by Standard & Poor’s and Fitch Ratings as well. Once the debt was effectively removed from the Index, spreads narrowed to where they had been prior to the downgrades. In the second half of the year, we focused on issues of higher beta companies — companies with lower credit quality with what we believed to be attractive risk/reward profiles. The strategy paid off for the fixed-income portion of the portfolio, as the market continued to reward risk.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Income and Growth Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares do not have sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to $10,000 investments made in the Lehman Brothers Government/Credit Index (Lehman Index) and the Standard & Poor’s 500 Composite Stock Index (S&P 500) for the 10-year period ended December 31, 2005. The performance of Class B, Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class B, Class C, Class I, and Class R shares will differ from the performance shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Lehman Index and the S&P 500 exclude the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through this website does not form a part of this report or the Fund’s prospectus or statement of additional information.

Performance Overview

Investment Results

Total Returns

For Periods Ended December 31, 2005

	Average Annual

	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I and Class R Since Inception 4/30/03

Class A

With Sales Charge	(2.71)%	(3.70)%	0.48%	2.59%	n/a		n/a	n/a

Without Sales Charge	2.12	1.07	1.46	3.09	n/a		n/a	n/a

Class B

With CDSC#	(3.34)	(4.69)	0.31	n/a	n/a		n/a	n/a

Without CDSC	1.66	0.30	0.69	n/a	2.54	%†	n/a	n/a

Class C

With Sales Charge and CDSC##	(0.38)	(1.79)	0.47	n/a	n/a		(0.55)%	n/a

Without Sales Charge and CDSC	1.66	0.22	0.68	n/a	n/a		(0.40)	n/a

Class D

With 1% CDSC	0.75	(0.70)	n/a	n/a	n/a		n/a	n/a

Without CDSC	1.75	0.30	0.69	2.30	n/a		n/a	n/a

Class I	2.45	1.16	n/a	n/a	n/a		n/a	8.19%

Class R

With 1% CDSC	0.98	(0.22)	n/a	n/a	n/a		n/a	n/a

Without CDSC	1.98	0.78	n/a	n/a	n/a		n/a	7.85

Lehman Brothers Government/Credit Index**	(0.37)	2.37	6.11	6.17	6.65		6.34	3.17

Lipper Income Funds Average**	2.57	3.39	3.96	6.23	6.08	††	4.02	9.23

S&P 500 Index**	5.75	4.90	0.54	9.06	8.73		1.15	14.24

See footnotes on page 6.

Performance Overview

Net Asset Value Per Share
	12/31/05	6/30/05	12/31/04

Class A	$12.67	$12.49	$12.70

Class B	12.61	12.43	12.64

Class C	12.60	12.42	12.64

Class D	12.61	12.42	12.64

Class I	12.73	12.48	12.74

Class R	12.67	12.49	12.72

Dividends Per Share and Yield Information For Periods Ended December 31, 2005

Dividends Paidø	SEC 30-Day Yield‡

$0.1651	1.27%

0.0669	0.57

0.0669	0.52

0.0669	0.59

0.1560	0.50

0.1480	0.97

*	Returns for periods of less than one year are not annualized.
**

The Lehman Brothers Government/Credit Index (Lehman Index), the Lipper Income Funds Average (Lipper Average), and the Standard & Poor’s 500 Composite Index (S&P 500) are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s Investors Service, Inc. (Moody’s) or BBB or higher by S&P 500, if unrated by Moody’s), with at least one year to maturity. The Lipper Average measures the performance of funds that normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalization. The Lipper Average excludes the effect of taxes and sales charges. The Lehman Index and the S&P 500 exclude the effect of taxes, fees and sales charges. Investors cannot invest directly in an index or an average.

#	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
##	The CDSC is 1% for periods up to 18 months.
†	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.
††	From April 25, 1996.
ø	Represents per share amount paid or declared during the year ended December 31, 2005.
‡	Current yield, representing the annualized yield for the 30-day period ended December 31, 2005, has been computed in accordance with SEC regulations and will vary.

Portfolio Overview

Diversification of Net Assets

	Percent of Net Assets December 31,

	2005	2004*

Common Stocks, Warrants,
Corporate Fixed-Income
Securities and Options Purchased:

Aerospace and Defense	1.1	0.4

Air Freight and Logistics	0.3	—

Airlines	0.3	—

Auto Components	0.4	0.7

Automobiles	—	0.4

Beverages	1.7	1.9

Biotechnology	1.4	0.7

Building Products	0.3	0.3

Capital Markets	1.9	2.8

Chemicals	1.7	1.9

Commercial Banks	3.0	2.9

Commercial Services and Supplies	1.2	1.3

Communications Equipment	4.2	2.6

Computers and Peripherals	2.6	4.0

Construction and Engineering	0.7	—

Consumer Finance	0.8	3.2

Containers and Packaging	0.8	—

Diversified Consumer Services	0.3	—

Diversified Financial Services	4.8	3.2

Diversified Telecommunication Services	1.9	1.6

Electric Utilities	2.3	1.8

Electronic Equipment and Instruments	—	0.4

Energy Equipment and Services	—	0.6

Food and Staples Retailing	3.3	3.0

Food Products	0.7	0.9

Health Care Equipment and Supplies	1.3	0.3

Health Care Providers and Services	1.2	1.6

Hotels, Restaurants and Leisure	1.2	1.4

Household Durables	0.5	0.2

Household Products	0.3	2.1

Index Derivatives	—	0.5

	Percent of Net Assets December 31,

	2005	2004*

Common Stocks, Warrants,
Corporate Fixed-Income
Securities and Options Purchased:

Industrial Conglomerates	3.6	4.0

Insurance	3.0	3.2

Internet and Catalog Retail	—	0.5

Internet Software and Services	1.7	0.3

IT Services	0.5	—

Machinery	1.1	1.3

Media	3.9	3.2

Metals and Mining	0.4	1.1

Multi-Utilities	0.9	1.7

Multiline Retail	1.1	0.3

Oil, Gas and Consumable Fuels	5.0	2.4

Paper and Forest Products	—	0.4

Personal Products	0.3	—

Pharmaceuticals	7.7	6.7

Real Estate	0.2	—

Semiconductors and Semiconductor Equipment	1.5	2.0

Software	3.2	4.1

Specialty Retail	1.4	0.7

Thrifts and Mortgage Finance	1.1	1.3

Tobacco	2.3	1.7

Wireless Telecommunication Services	1.9	1.6

Total Common Stocks, Warrants, Corporate Fixed-Income Securities and Options Purchased	81.0	77.2

US Government and Government Agency Securities	14.2	16.1

Short-Term Holdings and Other Assets Less Liabilities	4.8	6.7

Total	100.0	100.0

*	Restated to conform to current classification.

Largest Industries†

December 31, 2005

Percent of Net Assets

†	Excludes US Government and Government Agency securities.

Portfolio Overview

Largest Portfolio Holdings†
December 31, 2005

Security	Value	Percent of Net Assets

General Electric	$2,223,572	2.4

Microsoft	1,972,727	2.2

Fannie Mae 5%, 3/2/2015	1,890,806	2.1

Citigroup	1,886,992	2.1

US Treasury Bonds 5.375%, 2/15/2031	1,719,099	1.9

Altria Group	1,536,243	1.7

Bank of America	1,500,798	1.6

Exxon Mobil	1,376,727	1.5

Pfizer	1,360,908	1.5

Freddie Mac 5.05%, 12/8/2008	1,301,416	1.4

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Portfolio Changes
During Past Six Months

Largest Purchases

Freddie Mac 5.05%, 12/8/2008

US Treasury Notes:

4.25%, 10/31/2007

4.375%, 11/15/2008

Albertson’s*

US Treasury Notes 4.375%, 12/15/2010

BellSouth*

US Treasury Notes 4.5%, 11/15/2015

Google (Class A)*

Maxim Integrated Products*

Corning*

Largest Sales

US Treasury Notes 4.25%, 11/15/2014**

Fannie Mae 5%, 4/6/2010**

US Treasury Notes 2.625%, 11/15/2006**

Fannie Mae:

4.5%, 1/25/2032**

3.8%, 1/18/2008**

Freddie Mac 4.375%, 3/1/2010**

US Treasury Bonds 5.375%, 2/15/2031

Crown Castle International**

Freddie Mac 4.75%, 10/11/2012**

Exxon Mobil

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Composition of Net Assets

	Percent of Total

	12/31/05	12/31/04

Common Stocks and Warrants	65.6	66.7

US Government and Government Agency Securities	14.2	16.1

Corporate Bonds	12.8	9.1

Asset-Backed Securities	1.3	1.4

	Percent of Total

	12/31/05	12/31/04

Options Purchased	1.3	—

Short-Term Holdings and Other Assets Less Liabilities	4.8	6.7

Total	100.0	100.0

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2005 and held for the entire six-month period ended December 31, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning Account Value 7/1/05	Annualized Expense Ratio*	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05

Class A	$1,000.00	1.32%	$1,021.20	$6.72	$1,018.55	$6.72

Class B	1,000.00	2.07	1,016.60	10.52	1,014.77	10.51

Class C	1,000.00	2.09	1,016.60	10.62	1,014.67	10.61

Class D	1,000.00	2.07	1,017.50	10.53	1,014.77	10.51

Class I	1,000.00	0.81	1,024.50	4.13	1,021.12	4.13

Class R	1,000.00	1.63	1,019.80	8.30	1,016.99	8.29

*

Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges.

**

Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2005 to December 31, 2005, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
December 31, 2005

	Shares		Value
Common Stocks and Warrants 65.6%

Aerospace and Defense 1.1%

General Dynamics	2,700		$307,935

Honeywell International	17,600		655,600

			963,535

Air Freight and Logistics 0.3%

FedEx	2,690	(1)	278,119

Beverages 1.4%

Coca-Cola	13,600		548,216

Coca-Cola Enterprises	12,800		245,376

PepsiCo	7,700		454,916

			1,248,508

Biotechnology 1.2%

Amgen*	7,300		574,948

Pharmion*	28,400		505,662

			1,080,610

Building Products 0.3%

Masco	8,600		259,634

Capital Markets 1.8%

Bank of New York	16,500		525,525

Goldman Sachs Group	2,510		320,552

Merrill Lynch	6,900		467,337

Morgan Stanley	6,410		363,703

			1,677,117

Chemicals 1.7%

Dow Chemical	11,000		482,020

E. I. du Pont de Nemours	15,000		637,500

Praxair	8,600		455,456

			1,574,976

Commercial Banks 2.4%

Bank of America	32,520		1,500,798

Wachovia	13,380		707,267

			2,208,065

Commercial Services and Supplies 1.2%

Cendant	37,100		639,975

Waste Management	16,100		488,635

			1,128,610

See footnotes on page 19.

Portfolio of Investments
December 31, 2005

	Shares or Warrants		Value

Communications Equipment 4.1%

Cisco Systems*	54,610	shs.	$933,012

Corning*	33,200		652,712

Lucent Technologies*	165,000		438,900

Lucent Technologies* (exercise price of $2.75, expiring 12/10/2007)	235,013	wts.	133,370

Nokia (ADR)	63,400	shs.	1,160,220

QUALCOMM	9,400		404,247

			3,722,461

Computers and Peripherals 2.6%

Apple Computer*	3,100	(1)	222,363

Dell*	6,970		208,717

EMC*	36,200		493,044

International Business Machines	14,100		1,159,020

Seagate Technology*	14,500		289,855

			2,372,999

Containers and Packaging 0.8%

Smurfit-Stone Container*	52,900		749,064

Diversified Consumer Services 0.3%

ServiceMaster	23,900		285,605

Diversified Financial Services 3.7%

CIT Group	5,400		279,612

Citigroup	38,883		1,886,992

JPMorgan Chase	30,540		1,212,133

			3,378,737

Diversified Telecommunication Services 1.7%

BellSouth	38,800		1,051,480

Citizens Communications	40,900		500,207

			1,551,687

Food and Staples Retailing 2.6%

Albertson’s	49,800		1,063,230

CVS	18,200		480,844

Wal-Mart Stores	16,910		791,388

			2,335,462

Food Products 0.2%

McCormick	7,200		222,624

Health Care Equipment and Supplies 0.9%

Boston Scientific*	14,500		355,105

Medtronic	8,000		460,560

			815,665

See footnotes on page 19.

Portfolio of Investments
December 31, 2005

	Shares		Value
Health Care Providers and Services 0.9%

HCA	6,700		$338,350

WellPoint*	6,300		502,677

			841,027

Hotels, Restaurants and Leisure 0.8%

Applebee’s International	11,400		257,526

McDonald’s	13,100		441,732

			699,258

Household Products 0.3%

Procter & Gamble	5,440		314,867

Industrial Conglomerates 3.5%

General Electric	63,440		2,223,572

Tyco International	33,770		974,602

			3,198,174

Insurance 2.2%

American International Group	16,600		1,132,618

Prudential Financial	5,800		424,502

XL Capital (Class A)	6,500		437,970

			1,995,090

Internet Software and Services 1.6%

Google (Class A)*	2,400	(1)	995,772

Symantec*	28,912		506,105

			1,501,877

IT Services 0.5%

Amdocs*	17,900		492,250

Machinery 1.1%

Deere	4,170		284,019

Illinois Tool Works	7,840		689,842

			973,861

Media 3.6%

Clear Channel Communications	10,110		317,960

Comcast (Class A)*	19,300		500,063

Walt Disney	6,600		158,202

News Corp. (Class B)	32,900		511,595

Time Warner	51,670		901,125

Univision Communications (Class A)*	16,410		482,290

Viacom (Class A)*	13,400		436,840

			3,308,075

See footnotes on page 19.

Portfolio of Investments
December 31, 2005

	Shares		Value
Metals and Mining 0.4%

Alcoa	12,100		$357,797

Multi-Utilities 0.2%

Dominion Resources	2,900		223,880

Multiline Retail 1.1%

Dollar General	34,300		654,101

Federated Department Stores	5,100		338,283

			992,384

Oil, Gas and Consumable Fuels 3.4%

Chevron	14,420		818,623

ConocoPhillips	12,300		715,614

Exxon Mobil	24,510		1,376,727

Pogo Producing	3,000		149,430

			3,060,394

Personal Products 0.3%

Avon Products	9,300		265,515

Pharmaceuticals 7.1%

Abbott Laboratories	7,900		311,497

Andrx*	33,000		543,675

Eli Lilly	5,900		333,881

Forest Laboratories*	13,000		528,840

Johnson & Johnson	16,900		1,015,690

Merck	10,800		343,548

Novartis (ADR)	6,200		325,376

Pfizer	58,358		1,360,908

Sanofi-Aventis (ADR)	8,100		355,590

Valeant Pharmaceuticals International	27,500		497,200

Wyeth	18,920		871,644

			6,487,849

Semiconductors and Semiconductor Equipment 1.5%

Broadcom (Class A)*	6,700	(1)	315,436

Intel	18,100		450,599

Maxim Integrated Products	17,900		648,338

			1,414,373

Software 3.0%

Business Objects (ADR)*	8,000		323,280

Mercury Interactive*	16,600		461,397

Microsoft	75,540		1,972,727

			2,757,404

See footnotes on page 19.

Portfolio of Investments
December 31, 2005

	Shares or Principal Amount		Value
Specialty Retail 1.3%

The Gap	18,100	shs.	$319,284

Home Depot	12,300		497,904

Limited Brands	17,000		379,950

			1,197,138

Thrifts and Mortgage Finance 0.9%

Fannie Mae	8,500		414,885

Freddie Mac	5,800		379,030

			793,915

Tobacco 2.2%

Altria Group	20,560		1,536,243

UST	11,700		477,711

			2,013,954

Wireless Telecommunication Services 1.4%

American Tower (Class A)*	24,400		661,240

Sprint Nextel	25,400		593,344

			1,254,584

Total Common Stocks and Warrants (Cost $57,529,681)			59,997,144

US Government and Government Agency Securities 14.2%

US Government Securities 7.9%

US Treasury Bonds 5.375%, 2/15/2031	$1,530,000		1,719,099

US Treasury Notes:

3.375%, 2/28/2007	195,000	(1)	192,685

4.25%, 10/31/2007	1,290,000		1,286,624

4.375%, 11/15/2008	1,280,000		1,280,600

3.375%, 10/15/2009	610,000		589,246

4.375%, 12/15/2010	1,095,000		1,096,198

4.875%, 2/15/2012	200,000		205,399

4.5%, 11/15/2015	905,000		912,707

			7,282,558

Government Agency SecuritiesØ 5.3%

Fannie Mae:

4.75%, 2/21/2013	400,000		395,750

5%, 3/2/2015	1,920,000		1,890,806

Freddie Mac:

5.05%, 12/8/2008	1,300,000		1,301,416

5%, 10/18/2010	445,000		442,552

5.2%, 3/5/2019	610,000		596,707

6.25%, 7/15/2032	165,000		197,074

			4,824,305

See footnotes on page 19.

Portfolio of Investments
December 31, 2005

	Principal Amount	Value

Government Agency Mortgage-Backed SecuritiesØ† 1.0%

Fannie Mae:

7%, 7/1/2008	$50,960	$52,067

7%, 2/1/2012	24,680	25,216

8.5%, 9/1/2015	61,888	65,677

6.5%, 5/1/2017	98,849	101,591

5.5%, 2/1/2018	209,121	210,575

7%, 1/1/2032	98,660	103,021

7%, 5/1/2032	221,218	230,979

Freddie Mac Gold:

6%, 11/1/2010	75,072	77,048

8%, 12/1/2023	71,907	76,873

		943,047

US Government and Government Agency Securities (Cost $13,040,973)		13,049,910

Corporate Bonds 12.8%

Airlines 0.3%

Southwest Airlines 5.125%, 3/1/2017	300,000	280,703

Auto Components 0.4%

ZFS Finance USA Trust 6.45%, 12/15/2065††	385,000	391,088

Beverages 0.2%

PepsiAmericas 4.875%, 1/15/2015	180,000	177,778

Biotechnology 0.2%

Amgen 4%, 11/18/2009	165,000	160,144

Capital Markets 0.1%

Lehman Brothers Holdings 5%, 1/14/2011	130,000	129,873

Commercial Banks 0.6%

KeyBank 5.7%, 8/15/2012	240,000	249,038

Zions Bancorp 5.5%, 11/16/2015	295,000	297,740

		546,778

Construction and Engineeering 0.7%

D.R. Horton:

5%, 1/15/2009	450,000	446,204

5.25%, 2/15/2015	225,000	211,756

		657,960

See footnotes on page 19.

Portfolio of Investments
December 31, 2005

	Principal Amount	Value

Consumer Finance 0.8%

Capital One Bank 5%, 6/15/2009	$290,000	$288,987

General Motors Acceptance 6.875%, 9/15/2011	305,000	278,460

SLM 5.97%, 2/1/2010	190,000	183,204

		750,651

Diversified Financial Services 1.1%

CIT Group:

4.75%, 8/15/2008	220,000	219,295

5%, 2/13/2014	225,000	220,447

Citigroup 5.875%, 2/22/2033	75,000	77,164

MBNA 6.125%, 3/1/2013	198,000	210,268

Residential Capital 6.125%, 11/21/2008	295,000	295,910

		1,023,084

Diversified Telecommunication Services 0.2%

Pacific Bell 6.625%, 10/15/2034	165,000	165,104

Electric Utilities 1.0%

Commonwealth Edison 3.7%, 2/1/2008	140,000	135,907

Consumers Energy 5.8%, 9/15/2035	220,000	214,775

Oncor Electric Delivery 7%, 5/1/2032	300,000	342,427

Southern Co. Capital Funding 5.75%, 11/15/2015	205,000	207,328

		900,437

Food and Staples Retailing 0.7%

CVS Lease 5.88%, 1/10/2028††	635,000	639,445

Food Products 0.5%

Archer Daniels Midland 5.375%, 9/15/2035	175,000	168,462

Kraft Foods 5.25%, 10/1/2013	300,000	300,587

		469,049

Health Care Equipment and Supplies 0.4%

Boston Scientific 6.25%, 11/15/2035	160,000	168,854

Quest Diagnostics 5.45%, 11/1/2015††	225,000	227,111

		395,965

Health Care Providers and Services 0.3%

UnitedHealth Group 3.3%, 1/30/2008	280,000	271,527

Hotels, Restaurants and Leisure 0.4%

Royal Caribbean Cruises 6.875%, 12/1/2013	340,000	361,808

See footnotes on page 19.

Portfolio of Investments
December 31, 2005

	Principal Amount	Value

Household Durables 0.5%

Centex:

4.875%, 8/15/2008	$275,000	$272,550

5.7%, 5/15/2014	145,000	143,519

		416,069

Insurance 0.8%

Amerus Group 5.95%, 8/15/2015	300,000	301,475

St. Paul Travelers 5.5%, 12/1/2015	70,000	70,637

UnumProvident 6.85%, 11/15/2015††	310,000	323,484

		695,596

Media 0.2%

Comcast 6.5%, 11/15/2035	150,000	153,366

Multi-Utilities 0.7%

Alabama Power 4.58%, 8/25/2009	215,000	215,699

Carolina Power & Light 5.25%, 12/15/2015	340,000	340,223

Southern California Edison 5%, 1/15/2016	90,000	89,153

		645,075

Oil, Gas and Consumable Fuels 1.6%

Black Hills 6.5%, 5/15/2013	370,000	379,519

Ras Laffan Liquefied Natural Gas 5.298%, 9/30/2020††	275,000	273,423

Tesoro 6.625%, 11/1/2015††	310,000	314,650

Tosco 8.125%, 2/15/2030	385,000	520,644

		1,488,236

Pharmaceuticals 0.3%

Wyeth 5.25%, 3/15/2013	285,000	289,350

Real Estate 0.2%

iStar Financial 5.8%, 3/15/2011	170,000	171,291

Specialty Retail 0.1%

Lowe’s Companies 5.5%, 10/15/2035	85,000	85,676

Wireless Telecommunication Services 0.5%

Verizon Global Funding 4.9%, 9/15/2015	135,000	130,929

Verizon Wireless Capital 5.375%, 12/15/2006	325,000	326,145

		457,074

Total Corporate Bonds (Cost $11,662,033)		11,723,127

See footnotes on page 19.

Portfolio of Investments
December 31, 2005

	Principal Amount or Shares Subject to Call/Put		Value

Asset-Backed Securities† 1.3%

Electric Utilities 1.3%

Peco Energy Transition Trust 6.05%, 3/1/2009 (Cost $1,196,985)	$1,197,522		$1,208,201

Options Purchased * 1.3%

Beverages 0.1%

Coca-Cola Enterprises, Call expiring January 2008 at $15	18,400	shs.	111,320

Chemicals 0.0%

E.I. du Pont de Nemours, Call expiring January 2008 at $35	4,200		40,950

Communications Equipment 0.1%

Cisco Systems, Call expiring January 2008 at $17.50	33,600		107,520

Corning, Call expiring January 2006 at $20	11,500		5,750

			113,270

Food and Staples Retailing 0.0%

Albertson’s, Call expiring March 2006 at $25	6,100		1,830

Industrial Conglomerates 0.1%

Tyco International, Call expiring January 2008 at $25	8,200		59,450

Internet Software and Services 0.1%

Google (Class A), Put expiring March 2006 at $400	2,400		44,640

Media 0.1%

Walt Disney, Call expiring January 2008 at $20	7,300		47,450

Pharmaceuticals 0.3%

Andrx, Call expiring January 2008 at $15	24,400		126,880

Pfizer, Call expiring January 2008 at $17.50	27,900		186,930

			313,810

Semiconductors and Semiconductor Equipment 0.0%

Broadcom (Class A), Put expiring February 2006 at $47.50	6,700		20,100

Software 0.2%

Mercury Interactive, Call expiring January 2008 at $20	14,000		156,100

Thrifts and Mortgage Finance 0.2%

Freddie Mac, Call expiring January 2008 at $50	5,200		101,140

Freddie Mac, Call expiring January 2008 at $55	5,700		90,915

			192,055

See footnotes on page 19.

Portfolio of Investments
December 31, 2005

	Shares Subject to Call/Put or Principal Amount		Value

Tobacco 0.1%

UST, Call expiring July 2006 at $35	7,200	shs.	$48,960

Wireless Telecommunication Services 0.0%

Nextel Partners, Call expiring January 2007 at $25	8,800		28,160

Total Options Purchased (Cost $1,121,565)			1,178,095

Short-Term Holdings 5.1%

Repurchase Agreement 2.4%

State Street Bank 3.15%, dated 12/30/2005, maturing 1/3/2006, in the amount of $2,211,774, collateralized by: $2,315,000 US Treasury Notes 3.25%, 1/15/2009, with a fair market value of $2,277,365	$2,211,000		2,211,000

US Government Securities 1.8%

US Treasury Bills 4.10%, 1/17/2006	900,000		898,609

US Treasury Notes:

1.875%, 1/31/2006	615,000	(1)	614,031

2.25%, 4/30/2006	158,000	(1)	157,019

			1,669,659

Corporate Bonds 0.9%

Consumer Finance 0.9%

MBNA America Bank 6.5%, 6/20/2006	750,000		755,852

Total Short-Term Holdings (Cost $4,636,921)			4,636,511

Total Investments (Cost $89,188,158) 100.3%			91,792,988

Other Assets Less Liabilities (0.3)%			(297,843)

Net Assets 100.0%			$91,495,145

*	Non-income producing security.
(1)	All or part of the security is held as collateral for options written. As of December 31, 2005, the value of securities held as collateral was $2,766,120.
†

Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepaydowns from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This, in turn, may impact the ultimate yield realized from these instruments.

††	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
Ø	Securities issued by these agencies are neither guaranteed nor issued by the United States Government.
ADR — American Depositary Receipts.
See Notes to Financial Satements.

Schedule of Options Written
December 31, 2005

	Shares Subject to Call/Put	Value
Call Options Written

Apple Computer, expiring January 2006 at $62.50	3,100	$(32,240)

Broadcom (Class A), expiring February 2006 at $52.50	6,700	(5,695)

FedEx, expiring February 2006 at $105	2,600	(6,630)

Google (Class A), expiring March 2006 at $450	2,400	(35,760)

Total Call Options Written		(80,325)

Put Options Written

Aetna, expiring January 2006 at $92.50	3,500	(3,675)

Albertson’s, expiring March 2006 at $25	6,100	(24,400)

Mercury Interactive, expiring January 2006 at $25	9,100	(5,005)

Total Put Options Written		(33,080)

Total Options Written (premiums received $110,819)		$(113,405)

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2005

Assets:

Investments, at value:

Common stocks and warrants (cost $57,529,681)	$59,997,144

US Government and Government Agency securities (cost $13,040,973)	13,049,910

Corporate bonds (cost $11,662,033)	11,723,127

Asset-backed securities (cost $1,196,985)	1,208,201

Options purchased (cost $1,121,565)	1,178,095

Short-term holdings (cost $4,636,921)	4,636,511

Total investments (cost $89,188,158)	91,792,988

Restricted cash	19,380

Receivable for securities sold	689,850

Receivable for dividends and interest	363,485

Receivable for Capital Stock sold	10,716

Investment in, and expensed prepaid to, shareholder service agent	22,167

Other	9,644

Total Assets	92,908,230

Liabilities:

Payable for securities purchased	898,609

Payable for Capital Stock repurchased	208,069

Options written, at value (premiums received $110,819)	113,405

Management fee payable	47,299

Distribution and service fees payable	35,472

Bank overdraft	1,756

Accrued expenses and other	108,475

Total Liabilities	1,413,085

Net Assets	$91,495,145

Composition of Net Assets:

Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 7,232,993 shares outstanding):

Class A	$5,210,004

Class B	635,309

Class C	492,970

Class D	812,183

Class I	59,629

Class R	22,898

Additional paid-in capital	99,519,915

Dividends in excess of net investment income	(7,583)

Accumulated net realized loss	(17,852,424)

Net unrealized appreciation of investments and options written	2,602,244

Net Assets	$91,495,145

Net Asset Value Per Share:

Class A ($65,984,792 ÷ 5,210,004 shares)	$12.67

Class B ($8,010,662 ÷ 635,309 shares)	$12.61

Class C ($6,212,678 ÷ 492,970 shares)	$12.60

Class D ($10,237,962 ÷ 812,183 shares)	$12.61

Class I ($758,941 ÷ 59,629 shares)	$12.73

Class R ($290,110 ÷ 22,898 shares)	$12.67

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2005

Investment Income:

Interest	$1,507,198

Dividends (net of foreign taxes withheld of $6,209)	1,194,970

Total Investment Income	2,702,168

Expenses:

Management fee	604,786

Distribution and service fees	462,279

Shareholder account services	338,878

Registration	77,843

Auditing and legal fees	73,503

Custody and related services	43,372

Shareholder reports and communications	20,753

Directors’ fees and expenses	10,083

Miscellaneous	9,934

Total Expenses	1,641,431

Net Investment Income	1,060,737

Net Realized and Unrealized Gain (Loss) on Investments and Options Written

Net realized gain on investments	6,305,905

Net realized gain on options written	223,229

Net change in unrealized appreciation of investments and options written	(7,068,073)

Net Loss on Investments and Options Written	(538,939)

Increase in Net Assets from Operations	$521,798

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2005	2004

Operations:

Net investment income	$1,060,737	$1,258,908

Net realized gain on investments	6,305,905	6,946,201

Net realized gain on options written	223,229	—

Payments received from the Manager (See Note 9)	—	5,869

Net change in unrealized appreciation of investments and options written	(7,068,073)	500,953

Increase in Net Assets from Operations	521,798	8,711,931

Distributions to Shareholders:

Net investment income:

Class A	(900,547)	(1,003,893)

Class B	(51,599)	(87,801)

Class C	(34,610)	(51,281)

Class D	(60,792)	(106,003)

Class I	(10,952)	(9,907)

Class R	(2,237)	(23)

Total	(1,060,737)	(1,258,908)

Dividends in excess of net investment income:

Class A	(17,654)	(279,270)

Class B	(1,012)	(24,425)

Class C	(679)	(14,266)

Class D	(1,192)	(29,489)

Class I	(215)	(2,756)

Class R	(44)	(6)

Total	(20,796)	(350,212)

Decrease in Net Assets from Distributions	(1,081,533)	(1,609,120)

Capital Share Transactions:

Net proceeds from sales of shares	2,166,329	3,495,050

Investment of dividends	817,062	1,217,774

Exchanged from associated funds	3,604,239	11,470,307

Total	6,587,630	16,183,131

Cost of shares repurchased	(24,956,444)	(26,880,499)

Exchanged into associated funds	(2,011,343)	(7,804,312)

Total	(26,967,787)	(34,684,811)

Decrease in Net Assets from Capital Share Transactions	(20,380,157)	(18,501,680)

Decrease in Net Assets	(20,939,892)	(11,398,869)

Net Assets:

Beginning of year	112,435,037	123,833,906

End of Year (net of dividends in excess of net investment income of $7,583 and $71,793, respectively)	$91,495,145	$112,435,037

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Income and Growth Fund, Inc. (the “Fund”), offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Fixed income securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations

Notes to Financial Statements

provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.

Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities for financial reporting purposes.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2005, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

	f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

g.

Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

	h.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund’s average daily net assets, 0.55% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.50% per annum of the Fund’s average daily

Notes to Financial Statements

net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund’s average daily net assets.

For the year ended December 31, 2005, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $2,299 from sales of Class A shares. Commissions of $17,151 and $2,401 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2005, fees incurred under the Plan aggregated $174,794, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average net daily assets of Class R shares amounted to $101,150, $68,198, $117,113, and $1,024, respectively.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the year ended December 31, 2005, amounted to $67.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2005, such charges amounted to $2,273. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2005, Seligman Services, Inc. received commissions of $836 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $18,760, pursuant to the Plan.

For the year ended December 31, 2005, Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $338,878 for shareholder account services in accordance with a methodology approved by the Fund’s directors.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes, and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The

Notes to Financial Statements

leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2005, the Fund’s potential obligation under the Guaranties is $52,700. As of December 31, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

For the year ended December 31, 2005, the Fund’s investment in Seligman Data Corp. is recorded at a cost of $3,553.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2005, of $21,432 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. This accumulated balance was paid to the participating director in January 2006.

4.

Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2005, the Fund did not borrow from the credit facility.

5.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government and government agency securities and short-term investments, for the year ended December 31, 2005, amounted to $98,642,117 and $114,735,225, respectively; purchases and sales of US Government and government agency obligations were $115,670,742 and $117,431,566, respectively.

6.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31 2005, the cost of investments for federal income tax purposes was $89,552,561. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $346,194 and the amortization of premium for financial reporting purposes of $18,209. The premium for options written for federal income tax purposes was $110,819.

Notes to Financial Statements

          At December 31, 2005, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities and options written	$5,203,805

Gross unrealized depreciation of portfolio securities and options written	(2,963,378)

Net unrealized appreciation of portfolio securities and options written	2,240,427

Undistributed income	32,058

Capital loss carryforward	(17,502,333)

Total accumulated losses	$(15,229,848)

At December 31, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $17,502,333, which is available for offset against future taxable net capital gains, expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

For the years ended December 31, 2005 and 2004, the tax characterization of distributions to shareholders was the same as for financial reporting purposes.

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

	2005		2004

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	61,205	$766,451	144,629	$1,741,653

Investment of dividends	54,365	685,406	78,081	956,415

Exchanged from associated funds	94,716	1,173,526	335,481	4,038,054

Conversion from Class B*	136,809	1,713,252	79,975	978,110

Total	347,095	4,338,635	638,166	7,714,232

Cost of shares repurchased	(1,299,816)	(16,242,262)	(1,188,554)	(14,407,657)

Exchanged into associated funds	(55,471)	(692,487)	(240,871)	(2,978,028)

Total	(1,355,287)	(16,934,749)	(1,429,425)	(17,385,685)

Decrease	(1,008,192)	$(12,596,114)	(791,259)	$(9,671,453)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	25,228	$314,052	21,567	$259,745

Investment of dividends	3,129	39,202	6,634	81,043

Exchanged from associated funds	65,235	810,512	241,866	2,925,069

Total	93,592	1,163,766	270,067	3,265,857

Cost of shares repurchased	(241,979)	(3,004,362)	(334,577)	(4,028,994)

Exchanged into associated funds	(31,814)	(392,695)	(67,525)	(817,515)

Conversion to Class A*	(137,598)	(1,713,252)	(80,429)	(978,110)

Total	(411,391)	(5,110,309)	(482,531)	(5,824,619)

Decrease	(317,799)	$(3,946,543)	(212,464)	$(2,558,762)

See footnote on page 29.

Notes to Financial Statements

	Year Ended December 31,

	2005		2004

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	31,845	$395,307	62,742	$756,824

Investment of dividends	2,206	27,659	4,616	56,343

Exchanged from associated funds	114,815	1,406,245	71,563	872,760

Total	148,866	1,829,211	138,921	1,685,927

Cost of shares repurchased	(165,007)	(2,054,786)	(332,727)	(3,978,901)

Exchanged into associated funds	(39,060)	(486,891)	(69,925)	(835,950)

Total	(204,067)	(2,541,677)	(402,652)	(4,814,851)

Decrease	(55,201)	$(712,466)	(263,731)	$(3,128,924)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	17,236	$214,548	44,615	$535,255

Investment of dividends	4,096	51,347	9,123	111,281

Exchanged from associated funds	17,269	213,956	301,430	3,630,842

Total	38,601	479,851	355,168	4,277,378

Cost of shares repurchased	(262,687)	(3,261,557)	(354,428)	(4,266,473)

Exchanged into associated funds	(35,104)	(439,270)	(264,080)	(3,172,819)

Total	(297,791)	(3,700,827)	(618,508)	(7,439,292)

Decrease	(259,190)	$(3,220,976)	(263,340)	$(3,161,914)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	15,377	$192,871	16,750	$201,395

Investment of dividends	887	11,167	1,038	12,663

Total	16,264	204,038	17,788	214,058

Cost of shares repurchased	(30,548)	(381,747)	(16,232)	(198,278)

Increase (decrease)	(14,284)	$(177,709)	1,556	$15,780

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	23,222	$283,100	14	$178

Investment of dividends	179	2,281	2	29

Exchanged from associated funds	—	—	285	3,582

Total	23,401	285,381	301	3,789

Cost of shares repurchased	(931)	(11,730)	(15)	(196)

Increase	22,470	$273,651	286	$3,593

* Automatic conversion of Class B shares to Class A shares approximately eight years after initial purchase date.

Notes to Financial Statements

8.	Options Written — Transactions in options written during the year ended December 31, 2005, were as follows:

	Shares Subject to Call/Put	Premiums

Options outstanding, December 31, 2004	—	—

Options written	283,800	$515,173

Options terminated in closing purchase transactions	(16,100)	(28,143)

Options expired	(154,100)	(206,602)

Options exercised	(80,100)	(169,609)

Options outstanding, December 31, 2005	33,500	$110,819

9.

Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Income and Growth Fund).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trad-

Notes to Financial Statements

ing other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

The Manager also in late 2003 reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman mutual funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions.

The results of this internal review also were presented to the Independent Directors. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $5,869 paid to Seligman Income and Growth Fund. This amount has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004.

The Manager also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested. In January 2006, the SEC notified Seligman of the completion of its examination in regards to revenue sharing and brokerage commissions, and no further liability is expected to result from this matter.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total Return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Year	$12.70	$11.93	$10.42	$12.04	$12.83

Income (Loss) from Investment Operations:

Net investment income	0.16	0.16	0.14	0.20	0.31

Net realized and unrealized gain (loss) on investments and options written	(0.02)	0.81	1.54	(1.63)	(0.82)

Total from Investment Operations	0.14	0.97	1.68	(1.43)	(0.51)

Less Distributions:

Dividends from net investment income	(0.16)	(0.16)	(0.14)	(0.19)	(0.28)

Dividends in excess of net investment income	(0.01)	(0.04)	(0.03)	—	—

Total Distributions	(0.17)	(0.20)	(0.17)	(0.19)	(0.28)

Net Asset Value, End of Year	$12.67	$12.70	$11.93	$10.42	$12.04

Total Return	1.07%	8.18%	16.24%	(11.96)%	(3.90)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$65,985	$78,971	$83,623	$83,312	$127,085

Ratio of expenses to average net assets	1.42%	1.38%	1.41%	1.38%	1.25%

Ratio of net investment income to average net assets	1.26%	1.30%	1.29%	1.76%	2.46%

Portfolio turnover rate	219.11%	92.74%	238.07%	199.12%	93.34%

See footnotes on page 37.

Financial Highlights

Class B

	Year Ended December 31,

	2005	2004	2003	2002		2001

Per Share Data:

Net Asset Value, Beginning of Year	$12.64	$11.88	$10.38	$12.00		$12.78

Income (Loss) from Investment Operations:

Net investment income	0.06	0.07	0.06	0.11		0.21

Net realized and unrealized gain (loss) on investments and options written	(0.02)	0.80	1.53	(1.62)		(0.80)

Total from Investment Operations	0.04	0.87	1.59	(1.51)		(0.59)

Less Distributions:

Dividends from net investment income	(0.06)	(0.07)	(0.06)	(0.11)		(0.19)

Dividends in excess of net investment income	(0.01)	(0.04)	(0.03)	—		—

Total Distributions	(0.07)	(0.11)	(0.09)	(0.11)		(0.19)

Net Asset Value, End of Year	$12.61	$12.64	$11.88	$10.38		$12.00

Total Return	0.30%	7.35%	15.35%	(12.62	) %	(4.61)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$8,010	$12,049	$13,847	$13,236		$16,778

Ratio of expenses to average net assets	2.17%	2.13%	2.17%	2.13%		2.00%

Ratio of net investment income to average net assets	0.51%	0.55%	0.53%	1.01%		1.71%

Portfolio turnover rate	219.11%	92.74%	238.07%	199.12%		93.34%

See footnotes on page 37.

Financial Highlights

Class C

	Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Year	$12.64	$11.88	$10.37	$12.00	$12.78

Income (Loss) from Investment Operations:

Net investment income	0.06	0.07	0.06	0.11	0.21

Net realized and unrealized gain (loss) on investments and options written	(0.03)	0.80	1.54	(1.63)	(0.80)

Total from Investment Operations	0.03	0.87	1.60	(1.52)	(0.59)

Less Distributions:

Dividends from net investment income	(0.06)	(0.07)	(0.06)	(0.11)	(0.19)

Dividends in excess of net investment income	(0.01)	(0.04)	(0.03)	—	—

Total Distributions	(0.07)	(0.11)	(0.09)	(0.11)	(0.19)

Net Asset Value, End of Year	$12.60	$12.64	$11.88	$10.37	$12.00

Total Return	0.22%	7.35%	15.46%	(12.70)%	(4.61)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,213	$6,927	$9,644	$8,800	$5,689

Ratio of expenses to average net assets	2.17%	2.13%	2.17%	2.13%	2.00%

Ratio of net investment income to average net assets	0.51%	0.55%	0.53%	1.01%	1.71%

Portfolio turnover rate	219.11%	92.74%	238.07%	199.12%	93.34%

See footnotes on page 37.

Financial Highlights

Class D

	Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Year	$12.64	$11.88	$10.37	$12.00	$12.78

Income (Loss) from Investment Operations:

Net investment income	0.06	0.07	0.06	0.11	0.21

Net realized and unrealized gain (loss) on investments and options written	(0.02)	0.80	1.54	(1.63)	(0.80)

Total from Investment Operations	0.04	0.87	1.60	(1.52)	(0.59)

Less Distributions:

Dividends from net investment income	(0.06)	(0.07)	(0.06)	(0.11)	(0.19)

Dividends in excess of net investment income	(0.01)	(0.04)	(0.03)	—	—

Total Distributions	(0.07)	(0.11)	(0.09)	(0.11)	(0.19)

Net Asset Value, End of Year	$12.61	$12.64	$11.88	$10.37	$12.00

Total Return	0.30%	7.35%	15.46%	(12.70)%	(4.61)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$10,238	$13,541	$15,853	$16,413	$24,038

Ratio of expenses to average net assets	2.17%	2.13%	2.17%	2.13%	2.00%

Ratio of net investment income to average net assets	0.51%	0.55%	0.53%	1.01%	1.71%

Portfolio turnover rate	219.11%	92.74%	238.07%	199.12%	93.34%

See footnotes on page 37.

Financial Highlights

Class I

	Year Ended December 31,		4/30/03* to 12/31/03

	2005	2004

Per Share Data:

Net Asset Value, Beginning of Period	$12.74	$11.94	$10.71

Income from Investment Operations:

Net investment income	0.16	0.17	0.11

Net realized and unrealized gain (loss) on investments and options written	(0.01)	0.81	1.24

Total from Investment Operations	0.15	0.98	1.35

Less Distributions:

Dividends from net investment income	(0.16)	(0.17)	(0.11)

Dividends in excess of net investment income	—	(0.01)	(0.01)

Total Distributions	(0.16)	(0.18)	(0.12)

Net Asset Value, End of Period	$12.73	$12.74	$11.94

Total Return	1.16%	8.30%	12.65%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$759	$942	$864

Ratio of expenses to average net assets	1.40%	1.27%	1.15	%†

Ratio of net investment income to average net assets	1.28%	1.41%	1.42	%†

Portfolio turnover rate	219.11%	92.74%	238.07	%ø

See footnotes on page 37.

Financial Highlights

Class R

	Year Ended December 31,		4/30/03* to 12/31/03

	2005	2004

Per Share Data:

Net Asset Value, Beginning of Period	$12.72	$11.92	$10.71

Income from Investment Operations:

Net investment income	0.13	0.13	0.07

Net realized and unrealized gain (loss) on investments and options written	(0.03)	0.82	1.26

Total from Investment Operations	0.10	0.95	1.33

Less Distributions:

Dividends from net investment income	(0.13)	(0.13)	(0.07)

Dividends in excess of net investment income	(0.02)	(0.02)	(0.05)

Total Distributions	(0.15)	(0.15)	(0.12)

Net Asset Value, End of Period	$12.67	$12.72	$11.92

Total Return	0.78%	7.99%	12.46%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$290	$5	$2

Ratio of expenses to average net assets	1.67%	1.63%	1.71	%†

Ratio of net investment income to average net assets	1.01%	1.05%	0.86	%†

Portfolio turnover rate	219.11%	92.74%	238.07	%ø

*	Commencement of offering of shares.
ø	For the year ended December 31, 2003.
†	Annualized.
See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Income and Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Income and Growth Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Income and Growth Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 23, 2006

Required Federal Income Tax
Information (unaudited)

Dividends paid for the year ended December 31, 2005 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, 100% of the dividends paid to corporate shareholders qualify for the dividends received deduction. In order to claim the dividends received deduction for these distributions, corporate shareholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

For the year ended December 31, 2005, the Fund designates 100%, or the maximum allowable, of its dividend distributions paid as qualified dividends to individual shareholders. In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of the Fund unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the directors, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determination with respect to the continuance of the Management Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors/and or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects these economies of scale for the benefit of investors;

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Manager benefits from soft dollar arrangements;

8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates receive from their relationship to the Fund;

11.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

12.	the terms of the Management Agreement.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund, including the Fund’s chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the directors had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution, and information about the levels of commissions paid by the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of equity securities. The Manager assured the directors that it was closely monitoring the SEC’s recently issued proposed interpretive guidance on the use of soft dollars by investment advisers and that it would modify its current arrangements as necessary to comply with the SEC’s final guidelines.

The directors received and reviewed information concerning the Manager’s soft dollar arrangements, which included a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2005 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2005.

The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares.

The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above. The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Income Fund Average and Lipper Balanced Fund Average over the one-, three-, five- and ten-year periods, and over annualized rolling three- and five-year periods, ended September 30, 2005, for each calendar year in the 2000-to-2004 period and for the first nine months of 2005, and compared to a blended index prepared by the Manager comprised of 60% Standard & Poor’s 500 Index and 40% Lehman Government Credit Index (rebalanced monthly) and a group of three competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The comparative information showed that the Fund’s results lagged all of its benchmarks in all periods except 2004, when the Fund’s results were slightly above the two Lipper averages. The directors also noted that the Fund’s Lipper ranking in both the Income Fund and Balanced Fund categories was substantially below median in all periods. The Manager explained that the Fund is categorized by Lipper as a balanced fund, although it believed the Fund had more of a focus on current income than most balanced funds. The Manager also reminded the directors that the Manager had added a new co-portfolio manager to the Fund in 2004 and that performance had improved in that year. He explained that the portfolio managers were reviewing the Fund’s activity in 2005 in an effort to isolate factors that would explain the decline in relative performance compared to 2004. The Board considered the steps that the Manager had taken to address the Fund’s below average investment results. The Board also recognized that the Manager continued to seek ways to enhance its investment capabilities. The directors also noted that they had approved new principal investment strategies for the Fund only a few months earlier in August 2005. The directors concluded that they were satisfied that the Manager was addressing their concerns and retained confidence in the Manager’s capabilities to manage the Fund.

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors compared the Fund to two separate peer groups, one consisting of 51 funds in the Lipper Balanced Fund category having between $50 million and $500 million of average net assets attributable to Class A shares in their most recent fiscal year, and the other consisting of the 37 funds in the Lipper Income Fund category. The information showed that the Fund’s current effective management fee rate of 0.60% was significantly higher than the average but equal to the median for the Balanced Fund peer group, and significantly higher than both the average and the median for the Income Fund peer group.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratio of the Fund, the directors noted the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was significantly higher than the median and the average for each of its peer groups, although it was not the highest in either peer group. The Manager noted that the Fund’s relatively high management fee and its relatively small size (approximately $97 million) placed upward pressure on its expense ratio. The directors concluded that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Economies of Scale

The directors noted that the management fee schedule for the Fund does contain breakpoints that reduce the fee rate on assets above specified levels although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all and that, in any event, the Fund has not benefited from significant net sales in recent times. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Income and Growth Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (76)[1,3]

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance); and Trustee, Institute for Defense Analyses. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

•	Director: 1995 to Date
•	Oversees 58 Portfolios in Fund Complex

Alice S. Ilchman (70)[2,3]

President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Trustee, Save the Children (non-profit child assistance organization). From January 1998 until December 2000, Chairman, The Rockefeller Foundation (charitable foundation). From September 1987 until September 1997, Director, New York Telephone Company.

•	Director: 1991 to Date
•	Oversees 58 Portfolios in Fund Complex

Frank A. McPherson (72)[2,3]

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

•	Director: 1995 to Date
•	Oversees 58 Portfolios in Fund Complex

Betsy S. Michel (63)[1,3]

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

•	Director: 1984 to Date
•	Oversees 58 Portfolios in Fund Complex

See footnotes on page 49.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Leroy C. Richie (64)[1,3]

Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation, and Detroit Economic Growth Corp. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

• •	Director: 2000 to Date Oversees 57 Portfolios in Fund Complex

Robert L. Shafer (73)[2,3]

Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

•	Director: 1980 to Date
•	Oversees 58 Portfolios in Fund Complex

James N. Whitson (70)[1,3]

Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Formerly, Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN (cable television network).

•	Director: 1993 to Date
•	Oversees 58 Portfolios in Fund Complex

See footnotes on page 49.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (67)*

Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

•	Director and Chairman of the Board: 1988 to Date
•	Oversees 58 Portfolios in Fund Complex

Brian T. Zino (53)*

Director and President, J. & W. Seligman & Co. Incorporated; President and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds†; Director or Trustee of each of the investment companies of the Seligman Group of Funds (with the exception of Seligman Cash Management Fund, Inc.); Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

•	Director: 1993 to Date
•	President: 1995 to Date
•	Chief Executive Officer: 2002 to Date
•	Oversees 57 Portfolios in Fund Complex

John B. Cunningham (41)

Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Tri-Continental Corporation and Seligman Common Stock Fund, Inc.; Vice President and Co-Portfolio Manager of Seligman Target Horizon ETF Portfolios, Inc.; and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock Portfolio. Formerly, Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management (“SBAM”) and Group Head of SBAM’s Equity Team. Prior to 2001, Director and Portfolio Manager, SBAM.

•	Vice President and Co-Portfolio Manager: 2004 to Date

Eleanor T. M. Hoagland (54)

Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management.

•	Vice President and Chief Compliance Officer: 2004 to Date

Christopher J. Mahony (42)

Senior Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc.; Vice President of Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Fund; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio. Formerly, Senior Portfolio Manager at Fort Washington Investment Advisors, Inc.

•	Vice President and Co-Portfolio Manager: 2003 to Date

See footnotes on page 49.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

J. Eric Misenheimer (42)

Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman High-Yield Fund. Formerly, Senior Vice President, Director of Taxable High Yield Fixed Income Investing, Northern Trust Global Investments.

•	Co-Portfolio Manager: October 2005 to Date

Thomas G. Rose (48)

Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†; and of Seligman Services, Inc. and Seligman International, Inc.

•	Vice President: 2000 to Date

Lawrence P. Vogel (49)

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

•	Vice President: 1992 to Date
•	Treasurer: 2000 to Date

Frank J. Nasta (41)

Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

•	Secretary: 1994 to Date

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*

Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

1

These website references are inactive textual references and information contained in or otherwise accessible through the websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Income and Growth Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

EQIN2 12/05

ITEM 2.	CODE OF ETHICS.

As of December 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004

Audit Fees	$39,970	$38,137
Audit-Related Fees	–	–
Tax Fees	2,350	2,200
All Other Fees	–	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004

Audit-Related Fees	$124,560	$118,630
Tax Fees	8,000	13,703
All Other Fees	–	43,000

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $134,910 and $179,464, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN INCOME AND GROWTH FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 8, 2006

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 8, 2006

SELIGMAN INCOME AND GROWTH FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.